UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: May 14, 2020
(Date of earliest event reported)

FORD MOTOR COMPANY
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-3950		38-0549190
(Commission File Number)		(IRS Employer Identification No.)

One American Road
Dearborn,	Michigan	48126
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	F	New York Stock Exchange
6.200% Notes due June 1, 2059	FPRB	New York Stock Exchange
6.000% Notes due December 1, 2059	FPRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 14, 2020, our Annual Meeting of Shareholders was held. The matters voted upon and the results of the vote were as follows:

Proposal One: Election of Directors.

Nominee	For	Against	Abstain	Broker Non-Votes
Kimberly A. Casiano	4,390,097,913	118,063,288	25,158,408	1,344,195,614
Anthony F. Earley, Jr.	4,321,200,830	186,495,352	25,623,427	1,344,195,614
Edsel B. Ford II	4,319,281,383	197,816,240	16,221,986	1,344,195,614
William Clay Ford, Jr.	4,362,598,068	154,774,464	15,947,077	1,344,195,614
James P. Hackett	4,400,156,697	108,401,463	24,761,449	1,344,195,614
William W. Helman IV	4,414,682,414	91,188,923	27,448,272	1,344,195,614
William E. Kennard	4,391,816,507	114,282,398	27,220,704	1,344,195,614
John C. Lechleiter	4,344,633,416	161,201,322	27,484,871	1,344,195,614
Beth E. Mooney	4,432,164,734	75,373,269	25,781,606	1,344,195,614
John L. Thornton	4,322,799,781	183,621,464	26,898,364	1,344,195,614
John B. Veihmeyer	4,413,531,450	92,509,637	27,278,522	1,344,195,614
Lynn M. Vojvodich	4,423,062,467	84,180,009	26,077,133	1,344,195,614
John S. Weinberg	4,344,625,889	162,155,797	26,537,923	1,344,195,614

Proposal Two: Ratification of the Selection of the Independent Registered Public Accounting Firm.  A proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm to audit the books of account and other corporate records of the Company for 2020 was adopted with the votes shown:

For	Against	Abstain	Broker Non-Votes
5,664,866,519	176,111,389	36,537,315	0

Proposal Three: Relating to an Advisory Vote by Shareholders to Approve the Compensation of the Named Executives. A proposal relating to a shareholder non-binding advisory vote to approve the compensation of the Named Executives was approved with the votes shown:

For	Against	Abstain	Broker Non-Votes
3,791,479,517	713,759,404	28,080,688	1,344,195,614

Proposal Four: Relating to Consideration of a Recapitalization Plan to Provide that All of the Company’s Outstanding Stock Have One Vote Per Share. A proposal relating to consideration of a recapitalization plan to provide that all of the Company’s outstanding stock have one vote per share was rejected with the votes shown:

For	Against	Abstain	Broker Non-Votes
1,582,415,715	2,919,723,591	31,180,303	1,344,195,614

Proposal Five: Relating to Disclosure of the Company’s Lobbying Activities and Expenditures. A proposal relating to disclosure of the Company’s lobbying activities and expenditures was rejected with the votes shown:

For	Against	Abstain	Broker Non-Votes
910,226,630	3,590,359,817	32,733,162	1,344,195,614

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR COMPANY
(Registrant)

Date: May 19, 2020	By:	/s/ Jerome F. Zaremba
Jerome F. Zaremba
Assistant Secretary